UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K/A
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2018
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Washington Real Estate Investment Trust (“Washington REIT”), in order to provide the financial statements required to be included in the Current Report on Form 8-K filed on January 24, 2018, hereby amends the following items, as set forth in the pages attached hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

1.	Arlington Tower - Audited Statement of Revenues and Certain Expenses for the year ended December 31, 2017.

In acquiring the property listed above, Washington REIT evaluated, among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). After reasonable inquiry, management is not aware of any material factors affecting this property that would cause the reported financial information not to be indicative of their future operating results.

(b)	Pro Forma Financial Information

The following pro forma financial statements reflecting the property acquisition listed above (as defined in Regulation S-X) are filed as an exhibit hereto:

1.	Washington REIT Unaudited Pro Forma Consolidated Balance Sheet for the year ended December 31, 2017.

2.	Washington REIT Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2017.

(c)	Exhibits

Exhibit No.	Description

23	Consent of Baker Tilly Virchow Krause LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer and
Treasurer

April 4, 2018
(Date)

Independent Auditors’ Report

To the Board of Trustees of
Washington Real Estate Investment Trust

We have audited the accompanying financial statement of Arlington Tower, 1300 N. 17th Street, Rosslyn, Virginia (the “Property”) owned by Washington Real Estate Investment Trust, which comprises the statement of revenues and certain expenses (the "Statement"), for the year ended December 31, 2017, and the related notes to the financial statement.

Management’s Responsibility for the Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Statement for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As discussed in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, for inclusion in the current report Form 8-K/A of Washington Real Estate Investment Trust, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Baker Tilly Virchow Krause, LLP

Tysons, Virginia
April 4, 2018

ARLINGTON TOWER

Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2017

Revenues
Rental revenue	$16,492,483
Parking revenue	847,869
Retail rents	216,055
Other revenue	94,604

Total revenues	17,651,011

Certain Expenses
Real estate taxes	1,722,912
Salaries and wages	1,148,748
Utilities	713,451
Other expenses	428,039
Professional fees	427,586
Management fees	397,848
Repairs, maintenance, and supplies	345,063
Bad debts expense	161,604
Insurance	72,744
Advertising and promotion	39,420

Total certain expenses	5,457,415

Revenues in Excess of Certain Expenses	$12,193,596

The accompanying notes are an integral part of the statement.

Arlington Tower

Notes to the Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2017

Note 1 - Basis of Presentation

Arlington Tower (the “Property”) is a 19-story office building consisting of approximately 398,000 square feet of rentable office space with a parking garage located on 1300 N. 17th Street Rosslyn, Virginia. The accompanying statement of revenues and certain expenses (the “Statement”) includes the operations of the Property, which primarily consist of leasing office space to 45 tenants. Washington Real Estate Investment Trust (“Washington REIT”) purchased the Property in early 2018.

The accompanying Statement relates to the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities Act of 1933, as amended, which requires certain information with respect to real estate operations acquired to be included with certain filings made by Washington REIT with the Securities and Exchange Commission. Accordingly, the Statement is not representative of the actual operations of the Property for the year presented, as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property have been excluded. The revenues and certain expenses of the Property are presented exclusive of the following revenue and expenses, which may not be comparable to the future operations:

a)	Interest expense on mortgages and borrowings, in existence prior to acquisition by Washington REIT

b)	Depreciation of property and equipment

c)	Certain corporate and administrative expenses

d)	Provision for income taxes

e)	Other miscellaneous revenue and expenses not directly related to the future operations of the Property, including interest income

Note 2 - Significant Accounting Policies

Revenue Recognition - The Property reports base rental revenue on a straight-line basis over the respective lease term, when collectability is reasonably assured and the tenant has taken possession of or controls the physical use of the leased space. Base rent consists of minimum rental payments made by tenants, adjusted for minimum escalations in annual rent and tenant concessions. The Property accounts for leases with its tenants as operating leases as substantially all of the benefits and risks of ownership of the Property under lease have not been transferred to the respective tenants. Expense recoveries include real estate taxes, repairs and maintenance, and other operating expenses and are recognized in the period in which they occur, and are computed based on final operating expenses for the year in accordance with the lease agreements. The reimbursements are presented gross, as the Property has discretion in selecting the third-party service provider or supplier and bears the associated credit risk as the primary obligor in purchasing the goods and services. Parking revenue is recognized as services are rendered. As of December 31, 2017, the occupancy of the building was approximately 83 percent.

Advertising - Advertising costs are charged to operations when incurred.

Use of Estimates - The preparation of the Statement in conformity with accounting principles generally accepted in the United States of America requires management to make a number of estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimated amounts.

Arlington Tower

Notes to the Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2017

NOTE 3 - TENANT CONCENTRATION

For the year ended December 31, 2017, the top ten tenants account for 90 percent of the Property’s base rental revenue. Individual tenants with share of rental revenue greater than 10 percent for the year December 31, 2017 are as follows:

FBR Capital Markets & Co.	17%
Promontory Interfinancial Network, LLC.	13%
Graham Holdings Company	12%
Raytheon BBN Technologies Corp.	12%
Pepco Energy Services, Inc.	10%

Total Percentage	64%

NOTE 4 - MINIMUM FUTURE LEASE RENTALS

The estimated future rental income to be received based on minimum rental payments due under noncancelable leases in effect at December 31, 2017 and expiring at various dates through 2027, are as follows:

Year Ending December 31, 2018	$17,859,231
2019	14,483,835
2020	14,205,863
2021	14,206,734
2022	13,272,614
Thereafter	24,772,716

Total	$98,800,993

NOTE 5 - COMMITMENTS AND CONTINGENCIES

From time to time, the Property may be subject to legal proceedings and claims in the ordinary course of business. These matters are generally covered by insurance. Management is currently unaware of any matters that would have a material impact on the Statement.

NOTE 6 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the report date of the Statement, the date the Statement was available to be issued. There were no material subsequent events that required recognition or additional disclosure in the Statement.

WASHINGTON REAL ESTATE INVESTMENT TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AND
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

The unaudited consolidated pro forma financial information should be read in conjunction with Washington REIT's Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 24, 2018, announcing the acquisition of Arlington Tower and amended hereby; the consolidated financial statements and notes thereto included in Washington REIT's Annual Report on Form 10-K for the year ended December 31, 2017; and the Statement of Revenues and Certain Expenses of Arlington Tower included elsewhere in this Form 8-K/A. In management's opinion, all adjustments necessary to reflect these acquisitions and related transactions have been made.

The unaudited consolidated pro forma financial information is not necessarily indicative of what Washington REIT's actual results of operations would have been had the transaction been consummated on the dates indicated, nor does it purport to represent Washington REIT's results of operations or financial position for any future period. The pro forma results of operations for the period ended December 31, 2017 are not necessarily indicative of the operating results for this period.

Washington REIT acquired Arlington Tower, a 398,000 square foot office property in Arlington, Virginia, on January 18, 2018. The pro forma balance sheet as of December 31, 2017 presents consolidated financial information as if the acquisition of Arlington Tower had taken place on December 31, 2017. The pro forma statement of operations for the year ended December 31, 2017 presents the pro forma results of operations as if the acquisition had taken place as of January 1, 2017. Explanations or details of the pro forma adjustments are in the notes to the financial statements.

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2017
(IN THOUSANDS)

	Washington REIT	Arlington Tower		PRO FORMA
Assets
Land	$588,025	$63,970	(1)	$651,995
Income producing property	2,113,977	142,900	(1)	2,270,502
		13,625	(1)
	2,702,002	220,495		2,922,497
Accumulated depreciation and amortization	(683,692)	—		(683,692)
Net income producing property	2,018,310	220,495		2,238,805
Properties under development or held for future development	54,422	—		54,422
Total real estate held for investment, net	2,072,732	220,495		2,293,227
Investment in real estate sold or held for sale, net	68,534	—		68,534
Cash and cash equivalents	9,847	(241,795)	(1)	(231,948)
Restricted cash	2,776	—		2,776
Rents and other receivables, net of allowance for doubtful accounts	69,766	—		69,766
Prepaid expenses and other assets	125,087	27,465	(1)	149,444
		3,142	(1)
		(6,250)	(1)
Other assets related to properties sold or held for sale	10,684	—		10,684
Total assets	$2,359,426	$3,057		$2,362,483
Liabilities
Notes payable, net	$894,358	$—		$894,358
Mortgage notes payable, net	95,141	—		95,141
Lines of credit	166,000	—		166,000
Accounts payable and other liabilities	61,565	545	(1)	63,853
		80	(1)
		1,520	(1)
		143	(1)
Dividend payable	23,581	—		23,581
Advance rents	12,487	685	(1)	13,172
Tenant security deposits	9,149	84	(1)	9,233
Liabilities related to properties sold or held for sale	1,809	—		1,809
Total liabilities	1,264,090	3,057		1,267,147
Equity
Shareholders’ equity
Preferred shares; $0.01 par value	—	—		—
Shares of beneficial interest; $0.01 par value	785	—		785
Additional paid in capital	1,483,980	—		1,483,980
Distributions in excess of net income	(399,213)	—		(399,213)
Accumulated other comprehensive income	9,419	—		9,419
Total shareholders’ equity	1,094,971	—		1,094,971
Noncontrolling interests in subsidiary	365	—		365
Total equity	1,095,336	—		1,095,336
Total liabilities and equity	$2,359,426	$3,057		$2,362,483

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2017

(1)
Washington REIT records the acquired physical assets (land, building and tenant improvements), in-place leases (absorption, tenant origination costs, leasing commissions, and net lease intangible assets/liabilities), and any other liabilities on a relative fair value basis.

We have recorded the total cost (including capitalized acquisition-related expenses) of Arlington Tower as follows (in thousands):

Land	$63,970
Buildings and improvements	142,900
Tenant origination costs	13,625
Leasing commissions/absorption costs	27,465
Net lease intangible assets	3,142
Net lease intangible liabilities	(545)
Total	$250,557

The difference between cash ($241.8 million) and deposit ($6.3 million) paid and the contract purchase price and capitalized acquisition-related expenses ($250.6 million) is comprised of the following:

Additional acquisition-related expenses not paid at settlement	$(143)
Credit to Washington REIT for assumed operating expense liabilities	(80)
Credit to Washington REIT for advance rents	(685)
Credit to Washington REIT for tenant security deposits	(84)
Credit to Washington REIT for tenant inducement and remediation liabilities	(1,520)
$(2,512)

WASHINGTON REAL ESTATE INVESTMENT TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2017
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Washington REIT	Arlington Tower		Pro Forma
Revenue
Real estate rental revenue	$325,078	$17,651		$342,729
		(417)	(1), (5)	(417)
		(249)	(2), (5)	(249)
	325,078	16,985		342,063
Expenses
Real estate expenses	115,650	5,457		121,167
		60	(3), (5)
Depreciation and amortization	112,056	11,118	(4), (5)	123,174
Real estate impairment, net	33,152	—		33,152
General and administrative	22,580	—		22,580
	283,438	16,635		300,073
Other operating income
Gain on sale of real estate	24,915	—		24,915
Real estate operating income	66,555	350		66,905
Other income (expense)
Interest expense	(47,534)	—		(47,534)
Other income	507	—		507
Income tax benefit	84	—		84
	(46,943)	—		(46,943)
Net income	19,612	350		19,962
Less: Net income attributable to noncontrolling interests in subsidiaries	56	—		56
Net income attributable to the controlling interests	$19,668	$350		$20,018

Basic net income attributable to the controlling interests per share	$0.25			$0.26

Diluted net income attributable to the controlling interests per share:	$0.25			$0.26
Weighted average shares outstanding - basic	76,820			76,820
Weighted average shares outstanding - diluted	76,935			76,935

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2017

(1)	Represents amortization of the net intangible lease assets or liabilities based on the remaining lives of the acquired leases.

(2)	Represents straight-line rent adjustment.

(3)	Represents property management costs incurred by the property.

(4)
Represents depreciation over 30 years, based on the allocation of purchase price and capitalized acquisition-related expenses to building and improvements, plus amortization of tenant origination costs, leasing commissions and absorption over the remaining life of the acquired leases.

(5)	The table below illustrates the pro forma adjustments for Arlington Tower (in thousands):

		Arlington Tower
(1)	Amortization of lease intangibles, net	$(417)
(2)	Straight line rent adjustment	(249)
(3)	Property management costs	60
(4)	Depreciation and amortization	11,118